SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 9, 2000


                             MAMMOTH RESOURCES, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

             UTAH                                                 87-0378892
-------------------------------                              -------------------
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

347 Bay Street, Suite 502, Toronto Canada                               M5H 2R7
-----------------------------------------                             ----------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: 416-366-5221
                                                    ------------

          639 5th Ave. S.W. Suite 820, Calgary Alberta, Canada T2P OM9
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              (Former name, former address and former fiscal year,
                          if changed since last report)

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ITEM 1.  Changes in Control of Registrant.

On March 9, 2000, the Registrant entered into an Agreement to acquire a company called SYMPHONY TELECOM INTERNATIONAL, INC., incorporated in December, 1998, in Delaware ("SYMPHONY"). The closing of the Agreement, or effective date of the transaction, was March 9, 2000. As part of the Agreement, a total of 7,924,375 shares of common stock were issued to an owner and the Chairman of SYMPHONY, who is Mr. Gilles A. Trahan. ( Mr. Trahan will distribute the shares to the remaining shareholders of SYMPHONY, on a pro rata basis.) As of this date, the shares equal approximately 35% of the total issued and outstanding shares of the Company. The shares were issued with a restricted legend thereon as "restricted securities" as part of a private transaction. The shareholders of SYMPHONY have surrendered or will surrender all interest in SYMPHONY to the Registrant, in consideration of the transaction, and Mr. Trahan and Mr. Daniel Cullen of SYMPHONY are the officers and Directors of the Registrant, as follows: Mr. Trahan, Chairman and C.E.O. and Secretary.; and Mr. Cullen, President, and Treasurer, and both persons became the Directors of the Registrant. (Mr. Rice, per the determination of the Board, acted as an officer for the purpose of signing this Report as one of his final acts as an officer.) Messrs. Trahan and Cullen do not own any shares in the Registrant other than those they are receiving as part of the transaction as pro rata owners of SYMPHONY, and an additional 1,000,000 shares each they received from the Registrant, in restricted form. All of the above referenced issued shares were accompanied by anti-dilution protection. Further information concerning the above is contained below under Item 2. Acquisition or Disposition of Assets.

The foregoing description of the terms of the Agreement is qualified in its entirety to the actual terms of the entire Agreement, a copy of which is being filed as an Exhibit to this Report.

ITEM 2. Acquisition or Disposition of Assets.

On March 9, 2000, the Registrant entered into an Agreement to acquire a company called SYMPHONY TELECOM INTERNATIONAL, INC., incorporated in December, 1998, in Delaware ("SYMPHONY"). The closing of the Agreement, or effective date of the transaction, was March 9, 2000. As part of the Agreement, a total of 7,924,375 shares of common stock were issued to an owner and the Chairman of SYMPHONY, who is Mr. Gilles A. Trahan. (Mr. Trahan will distribute the shares to the remaining shareholders of SYMPHONY, on a pro rata basis.) As of this date, the shares equal approximately 35% of the total issued and outstanding shares of the Company. The shares were issued with a restricted legend thereon as "restricted securities" as part of a private transaction. The shareholders of SYMPHONY have surrendered or will surrender all interest in SYMPHONY to the Registrant, in consideration of the transaction, and Mr. Trahan and Mr. Daniel Cullen of SYMPHONY are the officers and Directors of the Registrant, as follows: Mr. Trahan, Chairman and C.E.O. and Secretary.; and Mr. Cullen, President, and Treasurer, and both persons became the


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

Directors of the Registrant. (Mr. Rice, per the determination of the Board, acted as an officer for the purpose of signing this Report as one of his final acts as an officer.) Messrs. Trahan and Cullen do not own any shares in the Registrant other than those they are receiving as part of the transaction as pro rata owners of SYMPHONY, and an additional 1,000,000 shares each they received from the Registrant, in restricted form. All shares were issued with a restricted legend thereon as "restricted securities" (as defined under a Rule numbered 144 of the SEC promulgated under the Securities Act of 1933, as amended) as part of a private transaction, and there it is believed there is no ready market for such restricted shares. In determining the consideration to give for bringing SYMPHONY into the Registrant, the Board considered the following factors, among others that the Directors may have individually considered or thought of:

1. The Registrant has no material revenues or operations, while SYMPHONY does.

2. It was represented to the Registrant that SYMPHONY has gross revenues.

3. Further, SYMPHONY had capital invested in its pursuits.

4. The Board was informed that SYMPHONY is prepared to help the Registrant meet its financial needs as to public company expenses such as accountants, filings and lawyers.

5. The Registrant does not have the capital needed to continue paying bills, such as accounting and legal fees, transfer agent expenses, office expenses, and the like, even on a streamline basis, which puts the entity into jeopardy and so the Shareholders are at risk. (Management believed that a transaction which puts a business with cash available to pay such expenses of the Registrant was advisable.)

6. The Registrant does not have the cash to pay for the acquisition, and so stock was used. On the issue of valuation of the stock, there is little or no trading of the stock, or value to it, and thus the determination was made that millions of shares would need to be given. Further, the shares are not free trading securities, or are "restricted securities," which meant that the recipients would need to bear the risk of when and whether the shares could be sold for anything in the future, for approximately a one year period, more or less depending upon the demand for such restricted shares and the applicability of a legal exemption that would allow the shares to be sold as free trading shares.

The foregoing description of the terms of the Agreement is qualified in its entirety to the actual terms of the entire Agreement, a copy of which is being filed as an Exhibit to this Report.

NOTE: SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (NOTE THAT THIS SAFE HARBOR STATEMENT DOES NOT APPLY TO INITIAL PUBLIC OFFERINGS, OR TO A REGISTRANT THAT ISSUED PENNY STOCK IN THE PRECEDING THREE YEARS): THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS THAT COULD DIFFER FROM ACTUAL RESULTS. THE STATEMENTS ARE SUBJECT TO RISK AND UNCERTAINTIES, INCLUDING, BUT NOT LIMITED TO, THE IMPACT OF COMPETITION, FLUCTUATIONS IN STOCK PRICE AND LIQUIDITY, FLUCTUATING


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

OPERATING RESULTS AND OTHER RISKS DETAILED FROM TIME TO TIME IN THE COMPANY FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

ITEM 7. Financial Statements and Exhibits.

Financial Statements

All required financial statements as to the foregoing are anticipated to be filed by Amendment to this Report within 60 days.

Exhibits

Exhibits Index (Per Item 601 Index of SEC Regulation S-B)

Item Number                   Description                                   Page
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2                             Agreement between Registrant/Acquisition        5


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       MAMMOTH RESOURCES, INC. (Registrant)

                                       By: /s/ Leonard Rice, President and
                                       Secretary (Principal Executive Officer
                                       and Principal Financial Officer)

                                       Date: 03/9/2000


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